UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 11, 2005

                                   CACHE, INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  FLORIDA                            0 -10345                   59 -1588181
 ----------                   ----------------------           -------------
(STATE OR OTHER              (COMMISSION FILE NUMBER)          (IRS EMPLOYER
JURISDICTION OF                                                IDENTIFICATION
INCORPORATION)                                                 NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                        --------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         As previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2005, KPMG LLP ("KPMG") notified Cache, Inc. (the "Company") that it would decline to stand for re-appointment as the Company's independent registered accountants for fiscal 2005 and will cease to represent the Company as its auditor upon completion of the audit of the Company's financial statements as of and for the year ended January 1, 2005 (fiscal 2004), and management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of January 1, 2005, and the issuance of their reports thereon. On March 17, 2005, after filing of the Company's Form 10-K for the fiscal year ended January 1, 2005, KPMG's resignation became effective.

         KPMG performed audits of the Company's consolidated financial statements for the fiscal years ended January 1, 2005 (fiscal 2004) and December 27, 2003 (fiscal 2003). KPMG's reports for these periods did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years and the interim period through March 17, 2005, (i) there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and (ii) there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

         The Company has requested that KPMG furnish a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of this letter will be filed with the Securities and Exchange Commission by amending this Form 8-K promptly after receipt of such letter.

         On April 19, 2005, the Company engaged Deloitte & Touche LLP (D&T), effective April 19, 2005, as the Company's new independent auditor for the fiscal year beginning January 2, 2005. The engagement of D&T was approved by the Audit Committee of the Company's Board of Directors. During the Company's two most recent fiscal years and through April 19, 2005, the Company has not consulted with D&T regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.



         ITEM 9.01     EXHIBITS

99.1 Press release regarding appointment of Deloitte & Touche LLP as the Company's new independent auditor.


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                                   SIGNATURES



         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


         DATED:   APRIL 20, 2005            CACHE, INC.




                                            BY: /S/  BRIAN WOOLF
                                            ---------------------------------
                                            BRIAN WOOLF
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER